UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 10, 2009

Peninsula Gaming, LLC	Peninsula Gaming Corp.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Delaware	Delaware
(State or other jurisdiction of incorporation or organization)	(State or other jurisdiction of incorporation or organization)

20-0800583	25-1902805
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

301 Bell Street
Dubuque, Iowa  52001

(Address of executive offices, including zip code)

(563) 690-4975

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 10, 2009, Peninsula Gaming, LLC (the “Company”) issued a press release which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

         This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements involve a number of risks, uncertainties or other factors beyond the Company’s control, which may cause material differences in actual results, performance or other expectations.  These factors include, but are not limited to general economic conditions, competition, risks associated with new ventures, government regulation, including, licensure requirements, legalization of gaming, availability of financing on commercially reasonable terms, changes in interest rates, future terrorist acts, and other factors detailed in the reports filed by the Company with the Securities and Exchange Commission.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof.  The Company assumes no obligation to update such information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENINSULA GAMING, LLC

By: /s/ M. Brent Stevens
Name: M. Brent Stevens
Title: Chief Executive Officer

PENINSULA GAMING CORP.

By: /s/ M. Brent Stevens
Name: M. Brent Stevens
Title: Chief Executive Officer

Date:  November 10, 2009

EXHIBIT INDEX

Exhibit
Number

99.1	—	Press release, dated November 10, 2009, issued by Peninsula Gaming, LLC.